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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2004

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

           Delaware                     0-18630                  95-4274680
 (State or other jurisdiction   (Commission File  Number)      (IRS Employer
      of incorporation)                                     Identification  No.)

       777 North Broadway, Los Angeles, California                 90012
       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:    (213) 625-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b) On December 16, 2004, Wilbur K Woo, a Director and Vice Chairman of Cathay General Bancorp and its subsidiary, Cathay Bank, notified the Board of Directors that he will retire and resign from these positions effective January 31, 2005. By appointment of the Board of Directors, effective January 31, 2005, Mr. Woo will serve as a non-voting Director Emeritus and as a Vice Chairman Emeritus of Cathay General Bancorp and Cathay Bank and as a member of Cathay General Bancorp's Senior Advisory Board. A copy of the press release publicly announcing Mr. Woo's retirement is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      99.1   Press Release dated December 20, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 20, 2004
                                              CATHAY GENERAL BANCORP

                                              By:   /s/ Heng W. Chen
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                                                    Heng W. Chen
                                                    Executive Vice President and
                                                    Chief Financial Officer